UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 1, 2008
Philadelphia Consolidated Holding Corp.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-22280	23-2202671

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Bala Plaza, Suite 100, Bala Cynwyd, Pennsylvania		19004

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 610-617-7900
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
     On December 1, 2008, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) dated as of July 22, 2008 by and among Philadelphia Consolidated Holding Corp. (the “Company”), Tokio Marine Holdings, Inc. (“Parent”) and Tokio Marine Investment (Pennsylvania) Inc., an indirect wholly owned subsidiary of Parent (“Merger Sub”), Merger Sub merged with and into the Company, with the Company continuing as the surviving corporation and as an indirect wholly-owned subsidiary of Parent (the “Merger”). As previously disclosed in a Form 8-K filed by the Company on October 23, 2008 the Merger Agreement was adopted by the affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock voted at a special meeting of the Company’s shareholders held on October 23, 2008. As a result of the Merger, the Company has been acquired by Parent. See Item 3.03 for information regarding the nature and amount of consideration paid as a result of the Merger.
     The foregoing description of the Merger Agreement and the Merger is not complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to a Form 8-K filed by the Company on July 23, 2008, and which is incorporated herein by reference.
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     In connection with the completion of the Merger, the Company notified The Nasdaq Stock Market, Inc. (“NASDAQ”) on December 1, 2008 that each share of the Company’s common stock had been converted into the right to receive $61.50 in cash, without interest, and requested that NASDAQ file with the Securities and Exchange Commission (“SEC”) an application on Form 25 to report that shares of the Company’s common stock are no longer listed on NASDAQ.
     In addition, the Company will file a Form 15 Certification and Notice of Termination of Registration with the SEC to deregister its common stock under Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”), and to suspend the reporting obligations of the Company under Sections 13 and 15(d) of the Exchange Act.
Item 3.03 Material Modification to Rights of Security Holders.
     On December 1, 2008, as a result of the Merger, each share of the Company’s issued and outstanding common stock (other than shares owned by Parent, Merger Sub, the Company or any of Parent’s or the Company’s wholly owned subsidiaries) was converted into the right to receive $61.50 in cash, without interest. See Item 2.01 for additional information.
Item 5.01 Changes in Control of Registrant.
     On December 1, 2008, pursuant to the terms of the Merger Agreement, Parent acquired the Company through the Merger. As a result of the Merger, the Company became an indirect wholly owned subsidiary of Parent, and a wholly owned subsidiary of Parent became the sole shareholder of the Company. The amount of consideration paid for all of the outstanding shares of the Company’s common stock, as well as to holders of outstanding stock options and stock appreciation rights, was approximately $4.7 billion. The source of funds for the consideration was working capital. Pursuant to the Merger Agreement, there were certain changes to the Company’s Board of Directors. See Item 5.02 for additional information regarding the composition of the Board of Directors following the completion of the Merger. The officers of the Company will continue as the officers of the Company following completion of the Merger.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On December 1, 2008, at the effective time of the Merger (the “Effective Time”) and pursuant to the Merger Agreement, Aminta Hawkins Breaux, Michael J. Cascio, Elizabeth H. Gemmill, Paul R. Hertel, Jr., Michael J. Morris, Shaun F. O’Malley, Donald A. Pizer and Ronald R. Rock resigned from the Company’s Board of Directors and James J. Maguire, James J. Maguire, Jr., Christopher Maguire, Sean Sweeney, Craig Keller, Shin-Ichiro Okada, Hayato Isogai, Fumiaki Namekawa, Kunihiko Fujii, Edward Creasy, and Ian Brimecome were elected to serve as the directors of the Company. The officers of the Company will continue as the officers of the Company following completion of the Merger.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Pursuant to the Merger Agreement, at the Effective Time, the Company’s Articles of Incorporation were amended as follows: the sentence “The aggregate number of shares which the corporation shall have authority to issue is 125,000,000 shares of Common Stock no par value, and 10,000,000 shares of Preferred Stock with a par value of $.01 per share.” was deleted in its entirety and replaced with “The aggregate number of shares authorized: 1,000 shares of Common Stock, par value $1.00 per share.”
     Pursuant to the Merger Agreement, at the Effective Time the Company’s by-laws were amended and restated in their entirety to be identical to the by-laws of Merger Sub as in effect immediately prior to the Effective Time. See Exhibit 3.2 attached hereto.
Item 8.01 Other Events.
     On December 1, 2008, the Company issued a press release announcing the completion of the Merger. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d)

Exhibit No.	Description

2.1	Agreement and Plan of Merger among the Company, Parent and Merger Sub, dated as of July 22, 2008 (previously filed as Exhibit
2.1 to the Company’s Current Report on Form 8-K dated July 23, 2008 and incorporated herein by reference).*

3.1	Text of Amendment to Articles of Incorporation of the Company, filed on December 1, 2008.

3.2	Amended and Restated By-laws of the Company.

99.1	Press release dated December 1, 2008.

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Philadelphia Consolidated Holding Corp.
December 1, 2008	By:	/s/ Craig P. Keller
Name: Craig P. Keller
Title: Executive Vice President,
Secretary, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger among the Company, Parent and Merger Sub, dated as of July 22, 2008 (previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K dated July 23, 2008 and incorporated herein by reference).*

3.1	Text of Amendment to Articles of Incorporation of the Company, filed on December 1, 2008.

3.2	Amended and Restated By-laws of the Company.

99.1	Press release dated December 1, 2008.

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.